PLACEMENT AGENCY AGREEMENT

November 14, 2006

National Securities Corporation
875 N. Michigan Avenue, Suite 1560
Chicago, IL 60611

Re:	Capital Growth Systems, Inc.

Ladies and Gentlemen:

This Placement Agency Agreement ("Agreement") sets forth the terms upon which National Securities Corporation, a Washington corporation, registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD") (together with its dealers, the “Placement Agent”), shall be engaged by Capital Growth Systems, Inc., a Florida corporation (“Capital Growth” or the “Company”), to act as exclusive Placement Agent in connection with the private placement (the “Offering”) of a minimum of 100 units ($10,000,000) (the “Minimum Amount”) and a maximum of 150 units ($15,000,000) (the “Maximum Amount”). Each unit (a “Unit”) shall consist of (i) 100 Shares of Series AA Preferred Stock (the “Series AA Preferred Stock” or the “Shares”) (ii) a warrant (the “$0.45 Warrant”) to purchase 50 shares of Series AA Preferred Stock at an exercise price of $1,000 per share, exercisable on or before December 31, 2008 and exercisable as described below on an as-converted to Common Stock price of $0.45 per share and (iii) a warrant (the “$0.65 Warrant” - together with the $0.45 Warrant, collectively referred to as the “Warrants”) to purchase 50 shares of Series AA Preferred Stock, at an exercise price of $1,444.43 per share, exercisable on or before December 31, 2009 and exercisable as described below on an as-converted to Common Stock price of $0.65 per share (subject to possible extension of the exercise periods of the Warrants in certain circumstances as described in the Memorandum).  Each share of Series AA Preferred Stock is convertible into 2,222.2 shares of common stock, $0.0001 par value per share (the “Common Stock”) of the Company (an effective price of $0.45 per share of Common Stock) and shall automatically convert into such number of shares of Common Stock upon the filing of an Amendment to the Articles of Incorporation of the Company (“Charter Amendment”) authorizing the issuance of not less than 200,000,000 shares of Common Stock. Each $0.45 Warrant issued per Unit shall, upon the filing of the Charter Amendment, provide the holder with the right to acquire up to 111,111.1 shares of Common Stock at an exercise price of $0.45 per share.   Each $0.65 Warrant issued per Unit shall, upon the filing of the Charter Amendment, provide the holder with the right to acquire up to 111,111.1 shares of Common Stock at an exercise price of $0.65 per share. The Company has also commenced an interim offering of convertible promissory notes, bearing interest at 8% per annum, which by their terms shall convert into the securities issued by the Company on the terms of its next equity placement. All of such notes will upon the first closing of the Private Placement be converted into Units and applied toward satisfaction of the Minimum Amount; similarly, any other outstanding debt securities which convert to Units on a discretionary basis by such holders will be applied toward satisfaction of the Minimum Amount (all of such notes or other debt securities are hereinafter sometimes collectively referred to as the “Converting Debt Securities”).

The minimum investment will be one Unit ($100,000); provided, however, that subscriptions in lesser amounts may be accepted in the Company’s and Placement Agent’s discretion. The Placement Agent shall not tender to the Company subscriptions for any persons or entities who do not qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D (“Regulation D”) as promulgated under Section 4(2) of the Securities Act of 1933, as amended (the “Act”). The Units will be offered until the earlier of the time that all Units offered in the Offering are sold or January 25, 2007 (“Initial Offering Period”), which date may be extended by the Company and the Placement Agent to a date not later than April 10, 2007 (this additional period and the Initial Offering Period shall be referred to as the “Offering Period”). The date on which the Offering is terminated shall be referred to as the “Termination Date.”

With respect to the Offering, the Company shall provide the Placement Agent, on terms set forth herein, the right to offer and sell all of the Units being offered. It is understood that no sale shall be regarded as effective unless and until accepted by the Company. The Company may, in its sole discretion, accept or reject in whole or in part any prospective investment in the Units or allot to any prospective subscriber less than the number of Units that such subscriber desires to purchase. Purchases of Units may be made by the Placement Agent and its officers, directors, employees and affiliates. All such purchases, together with purchases by officers, directors, employees and affiliates of the Company, may be used to satisfy the Minimum Amount if the Minimum Amount has not been subscribed for on or before the end of the Offering Period.

The Offering will be made by the Company solely pursuant to the Memorandum, which at all times will be in form and substance reasonably acceptable to the Company, the Placement Agent and their respective counsel and contain such legends and other information as the Company, the Placement Agent and their respective counsel may, from time to time, deem necessary and desirable to be set forth therein. “Memorandum” as used in this Agreement means the Company’s Confidential Private Placement Memorandum dated November 14, 2006, inclusive of all annexes, and all amendments, supplements and appendices thereto.

1.  Appointment of Placement Agent. On the basis of the representations and warranties provided herein, and subject to the terms and conditions set forth herein, the Placement Agent is appointed as the exclusive agent of the Company during the Offering Period to assist the Company in finding qualified subscribers for the Offering. The Placement Agent may sell Units through other broker-dealers that it selects who are NASD members and may reallow all or a portion of the compensation it receives hereunder to such other broker-dealers. On the basis of such representations and warranties and subject to such terms and conditions, the Placement Agent hereby accepts such appointment and agrees to perform its services hereunder in a professional and businesslike manner and to use its reasonable efforts to assist the Company in finding subscribers of Units who qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D and to complete the Offering. The Placement Agent has no obligation to purchase any of the Units. Unless sooner terminated in accordance with this Agreement, the engagement of the Placement Agent hereunder shall continue until the later of the Termination Date or the Final Closing (as defined below).

2.  Representations and Warranties. The representations and warranties contained in this Section 2 are true and correct as of the date of this Agreement, except as set forth in the disclosure schedule attached hereto as Schedule 1.

(a)  Capital Growth is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Capital Growth is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not, or could not reasonably be expected to, have a material adverse effect on the (i) assets, liabilities, results of operations, condition (financial or otherwise), business or business prospects of Capital Growth and the Subsidiaries (as hereinafter defined), taken as a whole or (ii) ability of Capital Growth to perform its obligations under this Agreement (hereinafter referred to as a “Material Adverse Effect”). Capital Growth does not directly or indirectly control or own any interest in any other corporation, partnership, joint venture or other business association or entity (a “Subsidiary”), other than those listed in Schedule 1. Except as disclosed in Schedule 1, Capital Growth owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction (collectively, “Liens”), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b)  Each of Capital Growth and its Subsidiaries have requisite corporate power and authority to conduct their respective businesses as presently conducted and as proposed to be conducted. Capital Growth has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and, immediately prior to the Initial Closing (as hereinafter defined), the other agreements contemplated hereby and by the Memorandum (collectively, the “Transaction Documents”). Immediately prior to each Closing, Capital Growth will have all requisite power and authority to issue, sell and deliver the Shares, the Warrants and the shares of Preferred Stock issuable upon exercise of the Warrants (the “Warrant Preferred Shares”), the Placement Agent Warrants (as hereinafter defined), the shares of Preferred Stock issuable upon exercise of the Placement Agent Warrants (the “Placement Agent Warrant Preferred Shares”). Immediately following the filing of the Charter Amendment, Capital Growth will have all requisite power and authority to issue and deliver the shares of Common Stock issuable upon conversion of Shares (“Conversion Shares”), the shares of Common Stock issuable upon conversion of the Warrant Preferred Shares (the “Warrant Common Shares”) and the shares of Common Stock issuable upon conversion of the Placement Agent Warrant Preferred Shares (the “Placement Agent Warrant Common Shares”). Upon due execution and delivery, this Agreement and the Subscription Agreements in the form annexed to the Memorandum (collectively, “Subscription Agreements”) will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the rights of creditors generally and to general equitable principles and the availability of specific performance. Upon due execution and delivery, the Placement Agent Warrants will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

(c)  None of the execution and delivery of, or performance by, the Company under this Agreement or, immediately prior to each Closing, the Subscription Agreements, the Placement Agent Warrants will conflict with or violate any material term or provision of, or will result in the creation or imposition of any lien, charge or other encumbrance upon any of the assets of the Company under, any other agreement or other instrument to which the Company is a party or by which the Company or its assets is bound, or any term of the charter or by-laws of the Company, or any license, permit, statute, rule or regulation applicable to the Company or any of its assets, or any judgment, decree, or order of any court or governmental body having jurisdiction over the Company.

(d)  None of the Shares, the Conversion Shares, the Warrants, the Warrant Preferred Shares, the Warrant Common Shares, the Placement Agent Warrants, the Placement Agent Warrant Preferred Shares and the Placement Agent Warrant Common Shares will be subject to preemptive or similar rights of any stockholder or security holder of the Company or an adjustment under the anti-dilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of the Company, except that the holders of up to $7,000,000 of convertible bridge notes of the Company (the “Bridge Notes”) and Mandatory Notes (as defined in the Memorandum), if any, shall have the right to cause their conversions into Common Stock to be reduced to an effective price of $0.45 per share.

(e)  No consent, authorization or filing of or with any federal court or government authority of the United States is required in connection with the consummation of the transactions contemplated herein, except for required filings with the United States Securities and Exchange Commission (the “SEC”) and applicable “Blue Sky” or state securities commissions relating specifically to the Offering.

(f)  The Memorandum as of November 14, 2006 did not, and as of the date of any amendment or supplement thereto, will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)  The Memorandum has been prepared in conformity in all material respects with all federal law applicable to the Offering and is in compliance with Rule 506 of Regulation D, the Act and the requirements of all other rules and regulations of the SEC relating to offerings of the type contemplated by the Offering, and the applicable state securities laws and the rules and regulations of those jurisdictions in the United States wherein the Placement Agent has informed the Company the Units are to be offered and sold. The Company has not taken, nor will it take, any action which conflicts with the conditions and requirements of, or which would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Rule 506 of Regulation D or Section 4(2) and/or Section 4(6) of the Act. None of the Company or, to the Company’s knowledge, its affiliates, has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Rule 503 of Regulation D.

(h)  The Company has authorized and outstanding the capital stock as set forth in the Memorandum as of the date set forth therein. All outstanding shares of capital stock of the Company are duly authorized, validly issued and outstanding, fully paid and non-assessable. Except as set forth in the Memorandum: (i) there are no outstanding options, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock or other equity securities of the Company or to pay any dividend or make any other distribution in respect thereof; (ii) there are no securities issued or outstanding which are convertible into or exchangeable for shares of capital stock or other equity securities of the Company and there are no contracts, commitments or understandings to which the Company is a party, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of the Company are reserved for issuance for any purpose; (iv) there are no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind to which the Company is a party with respect to the ownership, voting or transfer of shares of stock or other securities of the Company, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights and (v) no person holds a right to require the Company to register any securities of the Company under the Act or to participate in any such registration. The issued and outstanding shares of capital stock of the Company conform to all statements in relation thereto contained in the Memorandum and the Memorandum describes all material terms and conditions thereof. Except as set forth in the Memorandum or the SEC Filings (as hereinafter defined), all offers and sales of capital stock of the Company prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or blue sky laws.

(i)  The financial statements, together with the related notes, of the Company included in the Memorandum present fairly in all material respects the financial position of the Company as of the respective dates specified and the results of its operations and cash flow for the respective periods covered thereby. Except as set forth in such financial statements, the Memorandum or the SEC Filings, the Company has not incurred any material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions subsequent to December 31, 2005 except in the ordinary course of its business.

(j)  The conduct of business by the Company and its Subsidiaries as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except as described in the Memorandum and except such regulation as is applicable to commercial enterprises generally. Except as described in the Memorandum, the Company and its Subsidiaries have complied with all applicable laws, regulations, judgments, decrees or orders of any court or governmental agency or entity except where the failure to so comply would not have a Material Adverse Effect and has obtained all requisite licenses, permits and other governmental authorizations to conduct its business as presently conducted, except to the extent the failure to so obtain and maintain would not have a Material Adverse Effect. Neither the Company or its Subsidiaries have received any notice of any violation of, or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, federal securities laws, equal employment opportunity, consumer protection, credit reporting, "truth-in-lending", and warranties and trade practices) applicable to its business, the violation of, or noncompliance with, which would have a Material Adverse Effect, and the Company knows of no facts or set of circumstances which would give rise to such a notice.

(k)  The Company and its Subsidiaries own their respective properties and assets free and clear of all Liens, except such Liens which are either disclosed in the Memorandum or otherwise arise in the ordinary course of business and do not, or could not reasonably be expected to, materially impair the Company’s or its Subsidiaries’ ownership or use of such property or assets. The Company and its Subsidiaries are in compliance in all material respects with any leases to which it is a party and, to its knowledge, with respect to any such leases, holds a valid leasehold interest free of any Liens. Except as set forth in the Memorandum, no default by the Company or, to the knowledge of the Company, any other party exists in the due performance under any of the agreements referred to in the Memorandum to which the Company is a party or to which any of its assets are subject, other than defaults that would not have a Material Adverse Effect.

(l)  Except as set forth in the Memorandum, there are no actions, suits, claims, hearings, or proceedings pending before any court or governmental authority or, to the knowledge of the Company, threatened, against the Company, or involving its assets or any of its officers or directors (in their capacity as such) which, if determined adversely to the Company or such officer or director, would have a Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the other Transaction Documents or the enforceability thereof.

(m)  The Company is not: (i) in violation of its charter or By-laws; (ii) except as set forth in the Memorandum, in default of any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its assets may be subject; (iii) in violation of any statute, rule or regulation which violation would have a Material Adverse Effect; or (iv) in violation of any judgment, decree or order of any court or governmental body having jurisdiction over the Company and specifically naming the Company, which violation or violations individually, or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(n)  Subsequent to the respective dates as of which information is given in the Memorandum, except as may otherwise be set forth in the Memorandum, there has been no: (i) material adverse change in the financial condition of the Company and its Subsidiaries as a whole; (ii) damage, loss or destruction, whether or not covered by insurance, with respect to any material asset or property of the Company or its Subsidiaries; or (iii) agreement to permit any of the foregoing.

(o)  Each description of each material contract in the Memorandum reflects in all material respects the material terms of such material contract. Each material contract is in full force and effect and is valid and enforceable by and against the Company or its Subsidiaries, as the case may be, in accordance with its terms. Except as provided in the Memorandum: (i) neither the Company nor any of its Subsidiaries, if a subsidiary is a party, nor to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any material contract; and (ii)no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would result in a Material Adverse Effect. Except as provided in the Memorandum, no default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its subsidiaries, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or its properties or business or a subsidiary or its properties or business is bound which default or event, individually or in the aggregate, would result in a Material Adverse Effect.

(p)  Since January 1, 2004 the Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials being collectively referred to herein as the “SEC Filings”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC reports prior to the expiration of any such extension. As of their respective dates, the SEC Filings complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Filings, when filed, contained any untrue statement of a material fact or omitted a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party have been filed as exhibits to the SEC Filings to the extent required. The financial statements of the Company included in the SEC Filings comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.

(q)  Except as disclosed in the Memorandum, as of the date of this Agreement no current or former stockholder, director, officer or employee of the Company, nor any affiliate of any such person is presently, directly or indirectly through his or her affiliation with any other person or entity, a party to any loan from the Company or any other transaction (other than as an employee) with the Company providing for the furnishing of services by, or rental of any personal property from, or otherwise requiring cash payments to any such person (other than with respect to loans to the Company by such persons which by their terms require repayment as set forth in the Memorandum).

(r)  Since the adoption of the Sarbanes-Oxley Act of 2002 (the “New Act”), the Company has complied in all material respects with the laws, rules and regulations applicable to the Company under the New Act.

(s)  The Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and which are due (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes or has obtained an extension of the deadline for such filing) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the Company’s knowledge, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. To the Company’s knowledge, none of the Company’s tax returns is presently being audited by any taxing authority.

(t)  Neither the sale of the Units nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any of its subsidiaries (a) is a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) engages in any dealings or transactions, or be otherwise associated, with any such person. The Company and its subsidiaries are in compliance with the USA Patriot Act of 2001 (signed into law October 26, 2001).

(u)  Each of the Company and each of its Subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Law") which are applicable to its business. Neither the Company nor its Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws. Each of the Company and each of its Subsidiaries has received all permits required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval (except where failure to receive such permits, licenses or approvals would not have a Material Adverse Effect). No facts currently exist that will require the Company or any of its Subsidiaries to make future material capital expenditures to comply with Environmental Laws. No property which is or has been owned, leased or occupied by the Company or its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 D.S.C. Section 9601, et. seq.) (“CERCLA”) or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under CERCLA.

(v)  To the knowledge of the Company, except as disclosed in the Memorandum, neither the Company, its Subsidiaries nor their respective officers or directors, have been subject to or suffered any of the following: (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two (2) years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other misdemeanor offenses) within ten (10) years from the date hereof; (iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such Person's involvement in any type of business, securities or banking activities; or (iv) being found guilty by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

(w)  Neither the Company nor any of its Subsidiaries has, nor to the best of the knowledge of the Company, any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has in the course of his actions for or on behalf of the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Without limiting the generality of the foregoing, to the best of the knowledge of the Company, the Company and its Subsidiaries have not directly or indirectly made or agreed to make (whether or not said payment is lawful) any payment to obtain, or with respect to, sales other than usual and regular compensation to its or their employees and sales representatives with respect to such sales.

(x)  No individual or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than in favor of the Placement Agent.

(y)  To the best of the Company’s knowledge, the Company has appropriate casualty and liability insurance coverage, in scope and amounts reasonable and to the Company’s knowledge, customary for similar businesses.

(z)  The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No "Reportable Event" (as defined in 12 ERISA) has occurred with respect to any "Pension Plan" (as defined in ERISA) for which the Company could have any liability.

(aa)  Neither the Company, its affiliates, nor any person acting on its or their behalf, has knowingly, either directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Units pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Act, or any applicable stockholder approval provisions, which would impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder. Nor will the Company or its affiliates take any action or steps that would knowingly cause the offer or issuance of the Units to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder. The Company will not knowingly conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Units, which would impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder. In addition, neither the Company nor its affiliates nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Units.

(bb)  Except as disclosed in the Memorandum, the Company's Common Stock is quoted on OTC Bulletin Board under the symbol CGSY.OB. The Company has not received any oral or written notice that the Common Stock is not eligible nor will become ineligible for quotation on the OTC Bulletin Board nor that the Common Stock does not meet all requirements for the continuation of such quotation. To the best of its knowledge, the Company satisfies all the requirements for the continued quotation of the Common Stock on the OTC Bulletin Board.

3.  Placement Agent Compensation.

(a)  As compensation for its services under this Agreement, at each Closing, the Placement Agent will receive, subject to the terms of the last sentence of this paragraph: (i) a cash fee (the “Selling Commissions”) equal to six percent (6%) of the gross proceeds of the Offering, (ii) a nonaccountable marketing allowance of 1% of the gross proceeds of the Offering to defray marketing expenses (“Marketing Allowance”), and (iii) a management fee of 3% of the gross proceeds of the Offering for providing certain services as lead placement agent (“Management Fee”). With respect to investors who purchase Units through the conversion to equity of some or all of the indebtedness evidenced by their Bridge Notes or Mandatory Notes (which the Company shall be permitted to continue to sell through the date of the Initial Closing) or unsecured promissory notes issued by 20/20 Technologies, Inc., the Placement Agent will be entitled to a selling commission equal to 1% of the gross proceeds invested by such persons in the purchase of Units, and the Placement Agent shall be entitled to no other fees or compensation (including but not limited to Marketing Allowance, Management Fee or Placement Agent Warrants) with respect to any such purchases of Units; for purposes hereof, all investors in the Offering other than investors referenced in this sentence are collectively referred to as the “Offering New Investors.” In addition, to the extent the Company sells Units to one or more offshore investors independent of the Placement Agent and pays a fee in connection therewith comparable or less than the compensation that it would have paid to the Placement Agent if it had made the placement of such Units, the Company will pay the Placement Agent a reduced fee of cash compensation of not less than 2%.

(b)  As additional compensation hereunder, the Placement Agent will be entitled (i) to reimbursement of all reasonable, actual out-of-pocket expenses, including, without limitation, the travel expenditures and expenses of counsel (inclusive of work performed in connection with the Offering and blue sky services and related fees) (the “Expense Reimbursement”); provided that no other expense for the Placement Agent shall be paid by the Company and provided further that any single or related series of non-legal expenses of Placement Agent involving $1,000 or more shall require the prior consent of the Company, which consent shall not be unreasonably withheld; (ii) to receive the $0.45 Warrant to purchase up to 5% of the shares of Series AA Preferred Stock underlying the Units sold in the Offering to Offering New Investors; and (iii) to receive the $0.65 Warrant to purchase up to 5% of the shares of Series AA Preferred Stock underlying the Units sold in the Offering to Offering New Investors substantially in the form of the corresponding warrants to be issued per the Memorandum (“Placement Agent Warrants”). The shares Common Stock issuable upon conversion of the Series AA Preferred Stock underlying the Placement Agent Warrants shall have the same registration rights as those afforded to investors in the Offering and the Placement Agent Warrants shall contain a cashless exercise provision.

(c)  The Company shall also pay to the Placement Agent the Selling Commissions, Marketing Allowance, Management Fee and Placement Agent Warrants with respect to, and based on, any Company securities sold to any party introduced to the Company by Placement Agent (“Post Closing Investor”) at any time prior to the date twelve (12) months after the later to occur of the Termination Date or the Final Closing (as hereinafter defined). In that regard, the Placement Agent shall provide a written list of all investors that it introduced to the Company within 10 business days of the later to occur of the Termination Date or the Final Closing.

(d)  To the extent there is more than one Closing, payment of the proportional amount of the Selling Commissions, Marketing Allowance and Management Fee will be made out of the proceeds of subscriptions for the Units sold at each Closing and Placement Agent Warrants shall be issued at each Closing. Payment of the Expense Reimbursement incurred as of the date of each Closing will be made out of the proceeds of subscriptions for Units at each Closing.

(e)  Placement Agent agrees and understands that the compensation set forth in Sections 3(a) and 3(b)(ii) is conditioned upon the sale of the Minimum Amount and the satisfaction of the other conditions precedent to the Initial Closing set forth herein and in the Memorandum by the end of the Offering Period and acceptance of said sales by the Company and that the failure to sell the Minimum Amount or to satisfy such conditions precedent by the end of the Offering Period shall relieve the Company and any other party of any obligation to pay Placement Agent any such compensation, except as otherwise set forth in Section 12 hereto. No such compensation shall be payable with respect to any subscriptions for Units that are rejected by the Company and no such compensation shall be payable to Placement Agent with respect to any sale of Units unless and until such time as the proceeds thereof are received from the Escrow Account (as hereinafter defined).

4.  Subscription and Closing Procedures.

(a)  The Company shall cause to be delivered to the Placement Agent copies of the Memorandum and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws and in accordance with the terms and conditions of this Agreement, and hereby authorizes the Placement Agent and its agents and employees to use the Memorandum in connection with the sale of the Units until the Termination Date, and no person or entity is or will be authorized to give any information or make any representations other than those contained in the Memorandum or to use any offering materials other than those contained in the Memorandum in connection with the sale of the Units.

(b)  The Company shall make available to the Placement Agent and its representatives such information as may be reasonably requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees during normal business hours as shall be reasonably requested by the Placement Agent. The Units sold in the Offering will be sold pursuant to Subscription Agreements between the Company and the investors in the Offering in the form annexed to the Memorandum.

(c)  All funds for subscriptions received from the sale of Units in the Offering will be deposited into the escrow account (the “Escrow Account”) established for such purpose with Signature Bank, New York, New York (the “Escrow Agent”). All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of the Escrow Agreement by and among the Company, the Placement Agent and the Escrow Agent. The Company will pay all fees related to the establishment and maintenance of the Escrow Account.

(d)  If subscriptions for at least the Minimum Amount have been accepted prior to the Termination Date, the funds therefore have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, a closing shall be held promptly with respect to the Units sold (the “Initial Closing”) at the offices of Shefsky & Froelich Ltd., counsel to the Company or by exchange of documentation by facsimile or email. To the extent the Maximum Amount is not sold at the Initial Closing, the remaining Units will continue to be offered and sold until the Termination Date (subject to the Company’s right upon ten (10) days notice to terminate the Offering in its sole discretion at any time following the sale of the Minimum Amount subject to the termination provisions contained herein), and the proceeds thereof delivered to the Company at one or more closings as agreed upon by the Company and Placement Agent, with the final closing (“Final Closing”) to occur within 10 days from the earlier of the Termination Date or the sale of all Units offered. The Initial Closing, the Final Closing and any other interim closing may be referred to herein as a “Closing.” Delivery of payment for the accepted subscriptions for Units from funds held in the Escrow Account will be made at each Closing against delivery of the Shares and Warrants by the Company. Executed certificates for the Shares, the Warrants and the Placement Agent Warrants will be in such authorized denominations and, with respect to investors located by the Placement Agent, will be registered in such names as the Placement Agent may request and will be made available to the Placement Agent for checking and packaging at the Placement Agent’s office at each Closing or within five (5) business days following a Closing.

(e)  If subscriptions for the Minimum Amount have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated, no Units will be sold, and the Escrow Agent will, at the request of the Company and the Placement Agent, cause all monies received from subscribers and deposited in the Escrow Account to be promptly returned to such subscribers without interest, penalty, expense or deduction.

5.  Further Covenants. The Company hereby covenants and agrees that:

(a)  Except with the prior written notice to the Placement Agent, the Company shall not, at any time prior to the Final Closing, knowingly take any action which would cause any of the representations and warranties made by it in this Agreement not to be complete and correct in all material respects on and as of each Closing date with the same force and effect as if such representations and warranties had been made on and as of each such date.

(b)  If, at any time prior to the Final Closing, any event shall occur that causes or is reasonably likely to cause a Material Adverse Effect, or as a result of which it becomes necessary to amend or supplement the Memorandum so that the representations and warranties herein remain true and correct in all material respects, or in case it shall be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable securities laws or regulations, the Company will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may reasonably request. The Company will not at any time before the Final Closing, prepare or use any amendment or supplement to the Memorandum of which the Placement Agent will not previously have been advised and furnished with a copy, or which is not in compliance in all material respects with the Act and other applicable securities laws. As soon as the Company is advised thereof, the Company will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of any exemption for such qualification or registration thereof for the Offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company will use its best efforts to prevent the issuance of any such order and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c)  The Company shall comply with the Act, the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states that the Units are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Units. Furthermore, the Company shall file five copies of a Notice of Sales of Securities on Form D with the SEC no later than 15 days after the commencement of the sale of Units and shall file all amendments with the SEC as may be required. Copies of the Form D and all amendments thereto shall be provided to the Placement Agent.

(d)  The Company shall use best efforts to qualify the Units for sale under the securities laws of such jurisdictions in the United States as may be mutually agreed to by the Company and the Placement Agent, and the Company will make such applications and furnish information as may be required for such purposes, provided that the Company will not be required to qualify as a foreign corporation in any jurisdiction or execute a general consent to service of process. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request with respect to the Offering.

(e)  The Company shall place a legend on the certificates representing the Shares, the Conversion Shares, the Warrants, the Warrant Preferred Shares, the Warrant Common Shares, the Placement Agent Warrants, the Placement Agent Warrant Preferred Shares and the Placement Agent Warrant Common Shares that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(f)  The Company shall apply the net proceeds from the sale of the Units for the purposes as described under the “Use of Proceeds” section of the Memorandum, subject to the understanding that to the extent the assumptions contained therein do not fully materialize, the application may be altered in a manner consistent with the Company’s fiduciary obligations to investors.

(g)  During the Offering Period, the Company shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent it possesses such information or can acquire it without unreasonable expense.

(h)  The Company shall pay all reasonable expenses incurred in connection with the preparation and printing of all necessary offering documents and instruments related to the Offering and the issuance of the Shares, the Warrants, and the Placement Agent Warrants and will also pay the Company’s own expenses for accounting fees, legal fees, and other costs involved with the Offering. The Company will provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request. In addition, the Company will pay all reasonable filing fees, costs and legal fees for Blue Sky services and related filings and expenses of counsel of which $6,000 ($3,500 on account of legal fees and $2,500 on account of filings fees), shall be paid upon delivery to the Placement Agent of the first draft of the Memorandum with respect to Blue Sky qualifications and the Company shall pay the Expense Reimbursement at each Closing. The Blue Sky filings shall be prepared by the Placement Agent’s Blue Sky counsel and all Blue Sky filing fees shall be paid by the Company prior to any filing. All other fees and expenses of Blue Sky counsel shall be payable at the Closing. Further, as promptly as practicable after the Closing, the Company shall prepare, at its own expense, velobound “closing binders” relating to the Offering and will distribute such binders to the individuals designated by counsel to the Placement Agent. Lastly, upon filing of the registration statement relating to the resale of the Conversion Shares, the Warrant Common Shares and the Placement Agent Warrant Common Shares per the terms set forth in the Memorandum, the Company will pay all filing fees, costs and reasonable legal fees in connection with the Placement Agent’s NASD Rule 2710 filing to be prepared by the Placement Agent’s counsel.

(i)  Until the Termination Date, neither the Company nor any person or entity acting on its behalf will negotiate with any other placement agent or underwriter with respect to a private or public offering of the Company's or any subsidiary's equity securities; provided however that the Company may commence such negotiations if the Minimum Amount of Units for the consummation of the Initial Closing has not been subscribed for before January 10, 2007 (unless the Offering is terminated prior to such date pursuant to Section 12(b)(iv) hereto in which event the Company shall have the ability to negotiate in such manner as of the effective date of such termination). Neither the Company nor anyone acting on its behalf will, until the Termination Date, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for Units from, or otherwise approach or negotiate in respect thereof with, any other person.

(j)  In the event a Closing occurs, for a period of not less than one year from the date thereof, the Placement Agent shall have the right to send a representative (who need not be the same individual from meeting to meeting) to observe each meeting of the Board of Directors. The Company agrees to give Placement Agent notice of each such meeting (or copies of any consents in lieu of meetings) and to provide Placement Agent with an agenda and minutes of the meeting no later than it gives such notice and provides such items to the directors. In addition, should the Placement Agent propose a nominee for the board of directors of the Company at any election to be held until one year from the Termination Date, the Company agrees to cause such person to be nominated for election to its board of directors, provided that the nominee would meet the independence standards for an independent member of the board of directors under the then applicable Nasdaq rules; in the event of the election of such person to the board of directors, the observer rights set forth above shall lapse, as the nominee shall be deemed to constitute the observer for the benefit of the Placement Agent.

(k)  Effective with the Closing on investments in Units totaling $15,000,000, the Placement Agent shall have a right of first refusal (“Right of First Refusal”) to act as lead placement agent on any subsequent private placement of the Company's equity securities or as lead managing underwriter on any subsequent public offering of the Company’s equity securities (or the Company shall use commercial reasonable efforts to have Placement Agent selected as co-managing underwriter with a "major bracket" underwriter (as such term is commonly understood in the investment banking community) reasonably acceptable to the Company) for a period of twelve (12) months following the Final Closing. Such Right of First Refusal shall mean that the Placement Agent will have the right to act as the Company’s investment banker in any such financing if the Placement Agent is prepared to proceed with such transaction on terms that are then comparable to those being offered by other investment banking firms to similarly situated companies.

(l)  Neither the Company nor any of its Subsidiaries will enter into any agreement or arrangement, written or oral, directly or indirectly, with an affiliate, or provide services or sell goods to, or for the benefit of, or pay or otherwise distribute monies, goods or other valuable consideration to, an affiliate, except upon fair and reasonable terms under the circumstances as determined by such company in good faith, taking into account all of the facts and circumstances of such agreement or arrangement.

(m)  The Company covenants to hold its annual meeting to seek the approval of the filing of the Charter Amendment within 90 days from the date hereof.

(n)  The Company shall provide weekly status reports with respect to its efforts in obtaining its Debt Facility and its negotiations with its and its Subsidiaries’ creditors.

6.  Conditions of Placement Agent’s Obligations. The obligations of the Placement Agent hereunder to effect any Closing are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a)  Each of the representations and warranties made by the Company qualified as to materiality shall be true and correct at all times prior to and on each Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company not qualified as to materiality shall be true and correct in all material respects at all times prior to and on each Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

(b)  The Company shall have performed and complied in all material respects with all agreements, covenants and conditions required to be performed and complied with by it at or before each Closing.

(c)  No order suspending the use of the Memorandum or enjoining the Offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to best of the Company’s knowledge, be contemplated or threatened by a court or governmental authority.

(d)  The Placement Agent shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of each Closing Date, certifying as to the fulfillment of the conditions set forth in subparagraphs (a), (b) and (c) above.

(e)  The Company shall have delivered to the Placement Agent: (i) a currently dated good standing certificate with respect to the Company and each active subsidiary of the Company; and (ii) resolutions of the Company’s Board of Directors approving this Agreement and the transactions and agreements contemplated by this Agreement and the Memorandum, certified by the Secretary of the Company.

(f)  At each Closing, the Company shall have paid to the Placement Agent, the Selling Commissions, Marketing Allowance, Management Fee and the Expense Allowance as set forth in Sections 3(a) hereof and shall execute and deliver to the Placement Agent, the Placement Agent Warrant as set forth in Section 3(b).

(g)  The Company shall deliver to the Placement Agent a signed opinion of Shefsky & Froelich Ltd., counsel to the Company (“Company Counsel”), dated as of each Closing Date, substantially in the form annexed hereto as Exhibit A.

(h)  All proceedings taken at or prior to each Closing in connection with the authorization, issuance and sale of the Units and the Placement Agent Warrant will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as they may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

(i)  A Registration Rights Agreement covering the Conversion Shares, the Warrant Common Shares and the Placement Agent Warrant Common Shares in the form attached to the Memorandum shall be executed and delivered by the Company.

(j)  Lock-up agreements with all of the Company’s executive officers and directors, in form and substance reasonably acceptable to the Placement Agent and consistent with the terms set forth in the Memorandum, shall have been executed and delivered to the Placement Agent.

(k)  A merger agreement with Global Capacity Group, Inc. shall have been consummated or is consummated concurrently with the Initial Closing.

(l)  The Company has consummated a Debt Financing on the terms set forth in the Memorandum.

7.  Scope of Responsibility. Except for the indemnification obligations set forth in Section 10(b) below, neither the Placement Agent nor any of its affiliates (nor any of their respective directors, officers, selected dealers and employees, and each person who controls the Placement Agent within the meaning of the Act) shall be liable to the Company or to any other person claiming through the Company for any claim, loss, damage, liability, cost or expense suffered by the Company or any such other person arising out of or related to this engagement except for a claim, loss or expense that arises out of or is based upon an action or failure to act by the Placement Agent that constitutes bad faith, willful misconduct or negligence on the part of the Placement Agent or any of the selected dealers.

8.  Representations and Warranties of the Placement Agent. The Placement Agent hereby represents, warrants and covenants to the Company as follows:

(a)  The Placement Agent is a registered broker-dealer pursuant to the Exchange Act, a member in good standing of the National Association of Securities Dealers, Inc., and registered and qualified to act in each state and jurisdiction in which it is required to be registered as such in order to offer and sell the Units.

(b)  The Placement Agent shall not engage in any form of general solicitation or general advertising that is prohibited by Regulation D in connection with the Offering, or take any action that might reasonably be expected to jeopardize the availability for the Offering of the exemption from registration provided by Rule 506 under Regulation D. The Placement Agent shall comply in all material respects with all laws in effect in any jurisdiction in which securities of the Company are offered by it and the rules, regulations and orders of any securities administrator existing or adopted thereunder, including without limitation, the Act, the Exchange Act and the rules and regulations thereunder. Prior to the sale by the Company to any purchaser of any of the Units, the Placement Agent will furnish to such purchaser a copy of the Memorandum.

9.  Confidentiality. In the course of its services under this Agreement, the Placement Agent will have access to Confidential Information (as defined below) concerning the Company. The Placement Agent agrees that all Confidential Information will be treated by the Placement Agent as confidential in all respects. The Placement Agent hereby agrees that it and its dealers, affiliates and representatives shall: (i) use the Confidential Information solely for the purposes of its engagement hereunder; and (ii) not disclose any Confidential Information to any other party except to those Placement Agent representatives who need to know such information for the purposes of the Placement Agent’s engagement hereunder and who have been advised of such confidentiality restrictions. The term “Confidential Information” shall mean all information, whether written or oral, which is or has been disclosed by the Company or its affiliates, or representatives to the Placement Agent or any of its representatives in connection with the Offering and the transactions contemplated hereby, which is not in the public domain, but shall not include: (i) information which is publicly disclosed other than by the Placement Agent in violation of this Agreement or other obligation of the Placement Agent; (ii) information which is obtained by the Placement Agent from a third party that the Placement Agent does not know to have violated, or to have obtained such information in violation of, any obligation to the Company or its affiliates with respect to such information; and (iii) information which is required to be disclosed by the Placement Agent or its outside counsel under compulsion of law (whether by oral question, interrogatory, subpoena, civil investigative demand or otherwise) or by order of any court or governmental or regulatory body to whose supervisory authority the Placement Agent is subject; provided that, in such circumstance, the Placement Agent will give the Company prior written notice of such disclosure and cooperate with the Company to minimize the scope of any such disclosure. The Placement Agent’s obligation under this section shall continue after the date of expiration, termination or completion of this Agreement or the Placement Agent’s engagement hereunder.

10.  Indemnification.

(a)  The Company will: (i) indemnify and hold harmless the Placement Agent, its selected dealers and their respective officers, directors, employees and each person, if any, who controls such persons within the meaning of the Act (each an “Indemnitee”) against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or out-of-pocket expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees, including appeals), to which any Indemnitee may become subject, under the Act or otherwise, in connection with the offer and sale of the Units, whether such losses, claims, damages, liabilities or expenses shall result from any claim of any Indemnitee or any third party; and (ii) reimburse each Indemnitee (subject to the terms of subparagraph 10(c) below) for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided, however, that the Company will not be liable in any such case to the extent that any such claim, damage or liability are finally judicially determined to have resulted exclusively from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons specifically for use in the preparation thereof, or (B) the gross negligence, willful misconduct, or bad faith of an Indemnitee. In addition to the foregoing agreement to indemnify and reimburse, the Company will indemnify and hold harmless each Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees, including appeals) to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker’s or finder’s fees from any Indemnitee in connection with the Offering, unless the action arises due to the Indemnitee having agreed to pay such broker’s or finder’s fees. The foregoing indemnity agreements will be in addition to any liability which the Company may otherwise have.

(b)  The Placement Agent will indemnify and hold harmless the Company, its officers, directors, employees and each person, if any, who controls the Company within the meaning of the Act against, and pay or reimburse any such person for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) joint or several (which shall for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees, including appeals) to which the Company or any such person may become subject under the Act or otherwise, but only insofar as such losses, claims, damages or liabilities are finally judicially determined to have resulted exclusively from (i) any untrue statement or alleged untrue statement of any material fact contained in the Memorandum but only with reference to information contained in the Memorandum relating to the Placement Agent furnished to the Company by the Placement Agent specifically for use in the preparation thereof; or (ii) the negligence, willful misconduct, or bad faith of the Placement Agent or selected dealers retained by the Placement Agent.. The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies. The foregoing indemnity agreements will be in addition to any liability which the Placement Agent may otherwise have.

(c)  Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, claim, proceeding or investigation (the “Action”), such indemnified party, if a claim in respect thereof is to be made against the indemnified party under this Section 10, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 10 unless the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will have the right, at its option, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, which consent shall not be unreasonably withheld. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party, provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing the indemnified party, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party, unless such settlement includes an unconditional release of such indemnified party from all liability arising or that may arise out of such Action. No indemnified party shall settle any Action for which indemnification may be sought by him or it hereunder without the prior written consent of the indemnifying party.

11.  Contribution. To provide for just and equitable contribution, if: (i) an indemnified party makes a claim for indemnification pursuant to Section 10 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total compensation received by the Placement Agent and selected dealers if any participating with the Placement Agent. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent (or participating selected dealers), and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 11. No person guilty of a fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 11, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this Section 11. Anything in this Section 11 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 11 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

12.  Termination.

(a)  This Agreement may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period in the event that: (i) any of the representations or warranties of the Company contained herein or in the Memorandum shall prove to have been false or misleading in any material respect when made or deemed made; (ii) the Company shall have failed to perform any of its material obligations hereunder; (iii) the Placement Agent shall determine in good faith that it is reasonably likely that any of the conditions to Closing set forth herein will not or cannot be satisfied prior to the expiration of the Offering Period; or (iv) there shall occur any event which materially and adversely affects the transactions contemplated hereby not occasioned by or arising out of or in connection with any breach or failure hereunder on the part of the Placement Agent. In the event of any such termination occasioned by or arising out of or in connection with any breach or failure hereunder described in clauses (i), (ii), (iii) or (iv) above, the Placement Agent shall be entitled to receive, upon demand, in addition to other rights and remedies it may have hereunder, at law or otherwise, an amount equal to the sum of: (A) all unpaid Selling Commissions, Marketing Allowance, Management Fee earned through the date of termination of this Agreement by Placement Agent based upon the amount of funds then in escrow, (B) reimbursement for all reasonable expenses incurred by the Placement Agent through the date of such termination, including without limitation, the unpaid Expense Reimbursement, and (C) the amounts that may become payable thereafter as a result of purchases of the Company’s securities by Post-Closing Investors in accordance with the terms of Section 3(c) above.

(b)  The Company may terminate this Agreement at any time prior to the expiration of the Offering Period in the event: (i) any of the representations or warranties of the Placement Agent contained herein shall prove to have been false or misleading in any material respect when made or deemed made; (ii) the Placement Agent shall have failed to perform any of its material obligations hereunder and such failure cannot be cured by Placement Agent within a reasonable period of time after receipt by the Placement Agent from the Company of notice of the occurrence of such failure; (iii) there shall occur any event described in Section 12(a)(iv) above not occasioned by or arising out of or in connection with any breach or failure hereunder on the part of the Company; (iv) there is less than $7,000,000 funded into the Escrow Account on December 10, 2006; or (v) of the gross negligence, bad faith, or willful misconduct of the Placement Agent or any selected dealers participating with Placement Agent in connection with the Offering. In the event of any termination by the Company pursuant to clause (i), (ii), (iii) or (iv) above, the Company shall be entitled to reimbursement for all reasonable expenses incurred by the Placement Agent through the date of such termination, including without limitation, the unpaid Expense Reimbursement and the amounts that may become payable thereafter as a result of purchases of the Company’s securities by Post-Closing Investors in accordance with the terms of Section 3(c) above In the event of any termination by the Company pursuant to clause (v) above, the Placement Agent shall not be entitled to any further compensation hereunder.

13.  Survival. The provisions of Sections 3(c), 5(l), 9, 10, 11, 12, 13, 14, 15, 16, 17, 18 and 19 shall survive any termination hereunder.

14.  Notices. All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to National Securities Corporation, 875 N. Michigan Avenue, Suite 1560, Chicago, IL 60611 telefax number (312) 751-0769, with a copy to Littman Krooks LLP, 655 Third Avenue, 20th Floor, New York, NY 10017, Attn: Steven D. Uslaner, Esq., telefax number (212) 490-2990, and if sent to the Company, will be mailed, delivered or telefaxed and confirmed to Lee Wiskowski, Executive Vice President, Capital Growth Systems, Inc., 3111 N. Seminary Street; Suite 1N, Chicago, IL 60657, telefax number (773) 525-1881 with a copy to Shefsky & Froelich Ltd., 111 East Wacker Drive, Suite 2800, Chicago, IL 60601, Attn: Mitchell D. Goldsmith, telefax number (312) 527-3194.

15.  Governing Law, Jurisdiction. This Agreement shall be deemed to have been made and delivered in New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York without regard to principles of conflicts of law thereof. Any and all disputes, controversies or claims arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be finally and exclusively resolved by arbitration in accordance with the Rules of the NASD as at present in force. The arbitration shall take place in New York, New York. The parties hereby submit themselves to the exclusive jurisdiction of the arbitration tribunal in New York, New York under the auspices of NASD. To the extent permitted by law, the award of the arbitrators may include, without limitation, one or more of the following: a monetary award, a declaration of rights, an order of specific performance, an injunction, reformation of the contract. The decision of the arbitrators shall be final and binding upon the parties hereto, and judgment on the award may be entered in any court having jurisdiction over the subject matter thereof. The cash expenses of the arbitration (including without limitation reasonable fees and expenses of counsel, experts and consultants) shall be borne by the party against whom the decision of the arbitrators is rendered; provided that if a party prevails only partially, such party shall be entitled to be reimbursed for such costs and expenses in the proportion that the dollar amount successfully claimed by the prevailing party bears to the aggregate dollar amount claimed.

16.  Miscellaneous. No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder. Either party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement. Neither party may assign its rights or obligations under this Agreement to any other person or entity without the prior written consent of the other party.

17.  Entire Agreement; Severability. This Agreement together with any other agreement referred to herein supersedes all prior understandings and written or oral agreements between the parties with respect to the Offering and the subject matter hereof, and expressly supersedes the Memorandum of Understanding between the parties dated as of August 24, 2006. If any portion of this Agreement shall be held invalid or unenforceable, then so far as is reasonable and possible (i) the remainder of this Agreement shall be considered valid and enforceable and (ii) effect shall be given to the intent manifested by the portion held invalid or unenforceable.

18.  Amounts Payable to Placement Agent. All amounts payable to the Placement Agent by the Company which are not paid within thirty (30) days of the dates payable shall accrue interest at the rate of twelve percent (12%) per annum from the date due until paid.

19.  Press Releases. On or after the Closing, the Company may issue a press release or otherwise make a public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement (including, without limitation, by filing a copy of this Agreement with the Commission); provided, however, that prior to issuing any such press release, or making any such public statement or announcement, the Company shall consult with and obtain the consent of the Placement Agent on the form and substance of such press release or other disclosure.

20.  Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

If the foregoing is in accordance with your understanding of the agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

1023122_3	Capital Growth Systems, Inc.
ACCEPTED AND AGREED to this 14th
day of November, 2006:	By:
Thomas G. Hudson
National Securities Corporation		Chief Executive Officer

By:
Brian Friedman
Director Corporate Finance

SCHEDULE 1

COMPANY DISCLOSURE SCHEDULE

[NONE]

S1-1

EXHIBIT A

FORM OF LEGAL OPINION

1. Each of the Company and its Subsidiaries have been duly organized as a corporation and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Memorandum and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction where the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the (i) assets, liabilities, results of operations, condition (financial or otherwise), business or business prospects of the Company or any of its Subsidiaries, considered as a whole or (ii) ability of the Company to perform its obligations under this Agreement (a "Material Adverse Effect").

2. All of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, to the knowledge of such counsel, free and clear of any security interest, mortgage, pledge, lien, encumbrance or, to the knowledge of such counsel, any pending or threatened claim.

3. The authorized capital stock of the Company on the date hereof consists of (i) [_______________] shares of Common Stock, [$0.___] par value per share, and (ii) [_________________] shares of Preferred Stock, [$0.____] par value per share. The authorized capital stock of the Company conforms in all material respects as to legal matters to the descriptions thereof set forth in the Memorandum under the caption “Description of Capital Stock.”

4. The shares of Preferred Stock (“Shares”), the Warrants and the Placement Agent Warrants have been duly authorized for issuance by all necessary corporate action on the part of the Company. The Shares and the Shares issuable upon exercise of the Warrants (“Warrant Preferred Shares”) and the Placement Agent Warrants (“Placement Agent Warrant Preferred Shares”) when issued, sold and delivered against payment therefore in accordance with the provisions of the Memorandum, the Subscription Agreements, the Placement Agency Agreement, as applicable, will be duly and validly issued, fully paid and non-assessable. Immediately following the filing of the Charter Amendment, the Company will have all requisite power and authority to issue and deliver the shares of Common Stock issuable upon conversion of Shares (“Conversion Shares”), the shares of Common Stock issuable upon conversion of the Warrant Preferred Shares (the “Warrant Common Shares”) and the shares of Common Stock issuable upon conversion of the Placement Agent Warrant Preferred Shares (the “Placement Agent Warrant Common Shares”). No shareholder of the Company or any other person holding securities of the Company has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company as a result of the issuance of any of the foregoing securities arising (i) by operation of the articles of incorporation or bylaws of the Company or the Florida Business Corporation Act, or (ii) to such counsel’s knowledge, otherwise.

5. The execution and delivery by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and duly executed and delivered by the Company. Each of the Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to qualification by operation of applicable bankruptcy laws or equitable principles applied pursuant to judicial authority.

6. The execution and delivery by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated thereby will not (i) violate the provisions of the Florida Business Corporation Act or any United States federal or state law, rule or regulation known to us to be currently applicable to the Company or (ii) violate the provisions of the Company’s Articles of Incorporation or By-Laws; (iii) violate any judgment, decree, order or award known to us of any court, governmental body or arbitrator having jurisdiction over the Company; or (iv) result in the breach or termination of any material term or provision of an agreement known to us to which the Company is a party, except in any such case where the breach or violation would not have a Material Adverse Effect on the Company or its ability to perform its obligations under the Transaction Documents.

7. To our knowledge, there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency or body.

8. Each document filed pursuant to the Exchange Act (other than the financial statements and schedules included therein or in exhibits thereto and other financial, accounting and statistical data and information contained therein, as to which no opinion need be rendered) when so filed, to the extent filed by us or reviewed by us, appeared on their face to comply when so filed as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder.

9. Either (i) no consent, approval or authorization of, or other action by, and no notice to or filing with, any United States federal or state governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated thereunder, except for (A) the filing of a Form D that may be filed with the United States Securities and Exchange Commission; (B) any filings under the securities laws of the various jurisdictions in which the Shares, Warrants and Placement Agent Warrants are being offered and sold in the Offering; and (C) any filings relating to public disclosure of the transactions contemplated by the Transaction Documents, or (ii) any required consent, approval, authorization, action or filing has been obtained, performed or made by the Company.

10. Assuming that the Shares were sold only to "accredited investors" (as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended ("1933 Act")) and the Placement Agent complied in all material respects with Regulation D and the terms and conditions of the Offering set forth in the Placement Agency Agreement, including the accuracy of the factual representations made by the Company therein, such sales were made in conformity in all material respects with the requirements of Section 4(2) of the 1933 Act and Regulation D, and with the requirements of all other United States federal regulations applicable to the Company currently in effect relating to private offerings of securities of the type made in the Offering.

11. We participated in the preparation of the Memorandum and in conferences with officers and other representatives of the Company, at which the contents of the Memorandum and related matters were discussed, and although we have not undertaken to determine independently, and do not assume any responsibility for, the accuracy or completeness of the statements contained in the Memorandum, based on such conferences and our participation in the preparation of the Memorandum, and any amendment or supplement thereto (other than the financial statements, including supporting schedules and other financial and statistical information derived therefrom), to our knowledge the Memorandum, as of its date, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

1042593_1

EXHIBIT B

FORM OF PLACEMENT AGENT WARRANT

[SAME AS INVESTOR WARRANT EXCEPT FOR CASHLESS PROVISION]

B-1